    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 19, 1999

                                                   REGISTRATION NO. 333-________
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
  ----------------------------------------------------------------------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
  ----------------------------------------------------------------------------

                        RADIO UNICA COMMUNICATIONS CORP.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                     4832                   65-0856900
(State or Other Jurisdiction of   (Primary Standard         (I.R.S. Employer
Incorporation or Organization)       Industrial           Identification Number)
                                   Classification
                                     Code Number)

  ----------------------------------------------------------------------------
                        8400 N.W. 52ND STREET, SUITE 101
                              MIAMI, FLORIDA 33166
                                 (305) 463-5000
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)
  ----------------------------------------------------------------------------

                                STEVEN E. DAWSON
                        RADIO UNICA COMMUNICATIONS CORP.
                        8400 N.W. 52ND STREET, SUITE 101
                              MIAMI, FLORIDA 33166
                                 (305) 463-5000
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)
  ----------------------------------------------------------------------------

                                   COPIES TO:

    MARTIN H. NEIDELL, ESQ.                        ALLAN G. SPERLING, ESQ.
STROOCK & STROOCK & LAVAN LLP                 CLEARY, GOTTLIEB, STEEN & HAMILTON
       180 MAIDEN LANE                                ONE LIBERTY PLAZA
NEW YORK, NEW YORK 10038-4982                      NEW YORK, NEW YORK 10006
       (212) 806-5400                                  (212) 225-2000

  ----------------------------------------------------------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. |_| ________________

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| 333-82561

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| ________________

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| ________________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. |_|

  ----------------------------------------------------------------------------

                         CALCULATION OF REGISTRATION FEE

----------------------------- ---------------------- ----------------------- ---------------------- ----------------
   TITLE OF EACH CLASS OF          AMOUNT TO BE          PROPOSED MAXIMUM       PROPOSED MAXIMUM       AMOUNT OF
         SECURITIES                 REGISTERED              AGGREGATE          AGGREGATE OFFERING     REGISTRATION
      TO BE REGISTERED                               OFFERING PRICE PER SHARE        PRICE               FEE(1)
----------------------------- ---------------------- ----------------------- ---------------------- ----------------
Common Stock, $.01 par value     1,311,000 shares           $16.00                $20,976,000           $5,831
----------------------------- ---------------------- ----------------------- ---------------------- ----------------

(1) The Company previously registered an aggregate of $104,880,000 worth of Common Stock on a Registration Statement on Form S-1 (File No. 333-82561), for which a filing fee of $29,157 was previously paid upon the filing of such Registration Statement. The Registrant has instructed a bank to transmit by wire transfer the filing fee to the Securities and Exchange Commission, the Registrant will not revoke such instruction, and it has sufficient funds in such account to cover the amount of the registration fee.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This Registration Statement relates to the public offering of Common Stock of the Registrant contemplated by the Registration Statement on Form S-1, File No. 333-82561 (the "Prior Registration Statement"), and is being filed for the sole purpose of registering additional securities of the same class as were included in the Prior Registration Statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  Exhibits and Financial Statement Schedules

(a)      Exhibits

     All exhibits filed with or incorporated by reference in Registration Statement No. 333-82561 are incorporated by reference into, and shall be deemed part of, this registration statement, except for the following, which are filed herewith.

EXHIBIT
NUMBER      DESCRIPTION
--------    --------------------------------

 1.1*       Form of Underwriting Agreement
 5.1        Opinion of Stroock & Stroock & Lavan LLP
23.1        Consent of Ernst & Young LLP
23.2        Consent of Miller, Kaplan, Arase & Co., LLP
23.3        Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 5.1)
24.1*       Power of Attorney

(b)      Financial Statement Schedules

Not applicable.













--------------------------
* Incorporated by reference from Registration Statement on Form S-1 (No. 333-82561) of the Registrant as declared effective by the Securities and Exchange Commission on October 15, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Miami, State of Florida, on this 19th day of October, 1999.

                                      Radio Unica Communications Corp.


                                      By: /s/ Steven E. Dawson
                                          -----------------------------------
                                          Name: Steven E. Dawson
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons on October 19, 1999 in the capacities indicated:

            SIGNATURE                                                    TITLE

       /s/ Joaquin F. Blaya*                Chief Executive Officer and Director
---------------------------------------     (principal executive officer)
          Joaquin F. Blaya


        /s/ Steven E. Dawson                Chief Financial Officer (principal
---------------------------------------     financial officer) and Director
          Steven E. Dawson


        /s/ Manuel A. Borges*               Chief Accounting Officer
---------------------------------------
           Manuel A. Borges


        /s/ Jose C. Cancela*                Director
---------------------------------------
           Jose C. Cancela


       /s/ Andrew C. Goldman*               Director
---------------------------------------
         Andrew C. Goldman


         /s/ Sidney Lapidus*                Director
---------------------------------------
           Sidney Lapidus

       /s/ John D. Santoleri*               Director
---------------------------------------
          John D. Santoleri


* By: /s/ Steven E. Dawson (1)
      ----------------------------
      Steven E. Dawson
      Attorney-in-fact


---------------------------
(1) The Power of Attorney granted by each officer and director was filed as an exhibit to the Registration Statement on Form S-1 (No. 333-82561) of the Registrant.

                                INDEX TO EXHIBITS

EXHIBIT NO.
-----------

 1.1*        Form of Underwriting Agreement
 5.1         Opinion of Stroock & Stroock & Lavan LLP
23.1         Consent of Ernst & Young LLP
23.2         Consent of Miller, Kaplan, Arase & Co., LLP
23.3         Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 5.1)
24.1*        Power of Attorney






















--------------------------
* Incorporated by reference from Registration Statement on Form S-1 (No. 333-82561) of the Registrant as declared effective by the Securities and Exchange Commission on October 15, 1999.